Exhibit 10.33

AMENDMENT NO. 1 TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of March 23, 2015 (this “Amendment”), among ASSOCIATED MATERIALS INCORPORATED (f/k/a AMH Intermediate Holdings Corp.), a Delaware corporation (“Holdings”), ASSOCIATED MATERIALS, LLC, a Delaware limited liability company (the “Company”), GENTEK HOLDINGS, LLC, a Delaware limited liability company (“Gentek Holdings”) and GENTEK BUILDING PRODUCTS, INC., a Delaware corporation (“Gentek Building Inc.” and together with the Company and Gentek Holdings, each individually a “US Borrower” and, collectively, the “US Borrowers”), AMH NEW FINANCE, INC. (f/k/a Carey New Finance, Inc.) (“AMH Finance” and together with the US Borrowers, the “US Grantors”), ASSOCIATED MATERIALS CANADA LIMITED, an Ontario corporation (“Associated Canada”), GENTEK CANADA HOLDINGS LIMITED, an Ontario corporation (“Gentek Canada”) and GENTEK BUILDING PRODUCTS LIMITED PARTNERSHIP, an Ontario limited partnership (“Gentek Building LP” and together with Associated Canada and Gentek Canada, each individually a “Canadian Borrower” and collectively, the “Canadian Borrowers” or the “Canadian Grantors”, as the case may be; the Canadian Borrowers, together with the US Borrowers, each individually a “Borrower” and, collectively, the “Borrowers”), the undersigned Lenders (as defined below) to the Credit Agreement referred to below, UBS AG, STAMFORD BRANCH, as US Administrative Agent and US Collateral Agent, UBS AG CANADA BRANCH as Canadian Administrative Agent and Canadian Collateral Agent and WELLS FARGO CAPITAL FINANCE, LLC, as Co-Collateral Agent. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to those terms in the Credit Agreement (as amended hereby).
WHEREAS, Holdings, the Borrowers, the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), the Administrative Agents, the Collateral Agents, and the other parties thereto have entered into the Amended and Restated Revolving Credit Agreement, dated as of April 18, 2013 (the “Credit Agreement”);
WHEREAS, the parties hereto wish to enter into certain amendments, supplements or other modifications to the Credit Agreement as provided herein, subject to the terms and conditions set forth below;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1Definitions. Capitalized terms not otherwise defined herein (including in the recitals hereto) shall have the meanings ascribed to them in the Credit Agreement.
Section 2Amendments to the Credit Agreement. As of the Amendment No. 1 Effective Date (as defined below) the Credit Agreement is hereby amended as follows:
(a)    The definition of “Cash Dominion Event” set forth in the Credit Agreement shall be modified to add the following proviso at end of the first proviso following the first sentence thereof “; provided further that for the period commencing on and including April 3, 2015 through and including June 5, 2015 the above references to “the greater of (1) $20,000,000 and (2) 12.5% (and after the Tranche B Termination Date, 10.0%) of the sum of (x) the lesser of (I) the US Tranche A Total Revolving Credit Commitment at such time and (II) the then-applicable US Tranche A Borrowing Base and (y) the lesser of (I) the Canadian Tranche A Total Revolving Credit Commitment at such time and (II) the then applicable Canadian Tranche A Borrowing Base” in each of clause (a) above and the first proviso above shall be replaced with a reference to “$15,000,000””;
(b)    Section 9.1(k) of the Credit Agreement shall be modified to add the following new sentence at end thereof “In addition, for the period commencing on and including April 12, 2015 through and including June 10, 2015, the Borrower shall deliver, on Wednesday of each week (or, if Wednesday is not a Business Day, on the next succeeding

Business Day), a Borrowing Base Certificate in accordance with clause (ii) of the immediately preceding sentence; and
(c)    The definition of “FCCR Threshold” set forth in Section 10.11 of the Credit Agreement shall be modified to add the following proviso at end of the first proviso following the first sentence thereof “;provided that for the period commencing on and including April 3, 2015 through and including June 5, 2015 the above reference to “the greater of (1) $20,000,000 and (2) 12.5% (and after the Tranche B Termination Date, 10.0%) of the sum of (x) the lesser of (i) the aggregate US Tranche A Revolving Credit Commitments at such time and (ii) the then-applicable US Tranche A Borrowing Base and (y) the lesser of (i) the Canadian Tranche A Revolving Credit Commitments at such time and (ii) the then-applicable Canadian Tranche A Borrowing Base” in the proviso above shall be replaced with a reference to “$15,000,000””.
Section 3Representations and Warranties, No Default. Each Credit Party represents and warrants to the Administrative Agents and the Lenders as of the Amendment No. 1 Effective Date:
(a)    Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the performance of the Credit Documents, as amended by this Amendment, to which it is a party. Each Credit Party has duly executed and delivered this Amendment, and each of this Amendment and the Credit Documents, as amended by this Amendment, to which such Credit Party is a party, constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law). Holdings, the Borrowers and each Restricted Subsidiary (i) is in compliance with all Applicable Laws and (ii) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted except, in each case to the extent that failure to be in compliance therewith or to have all such licenses, authorizations, consents and approvals could not reasonably be expected to have a Material Adverse Effect.
(b)    None of the execution, delivery and performance by any Credit Party of this Amendment, nor the performance by any Credit Party of any Credit Document, as amended by this Amendment, to which such Credit Party is a party, nor any such Credit Party’s compliance with the terms and provisions hereof or thereof will (i) contravene any applicable provision of any material Applicable Law of any Governmental Authority, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any of Holdings, the Borrowers or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents and the Senior Secured Notes Documents) pursuant to, the terms of any indenture, loan agreement, lease agreement, mortgage, deed of trust or any other Contractual Obligation to which Holdings, the Borrowers or any of the Restricted Subsidiaries is a party or by which they or any of their property or assets is bound, except to the extent that any such conflict, breach, contravention, right, result or default could not reasonably be expected to result in a Material Adverse Effect or (iii) violate any provision of the Organizational Documents of Holdings, the Borrowers or any of the Restricted Subsidiaries.
(c)    The representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except that any representation and warranty that is qualified or subject to a “material adverse effect”, “material adverse change” or similar term or qualification is true and correct in all respects) on and as of Amendment No. 1 Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment No. 1 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified or subject to a “material adverse effect”, “material adverse change” or similar term or qualification is true and correct in all respects) as of such earlier date.
(d)    Subject to Section 2 herein, on the Amendment No. 1 Effective Date and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4Conditions to Effectiveness of Amendment. This Amendment, including the amendments set forth in Section 2 shall become effective and the provisions set forth in Section 2 shall become operative on the date (the “Amendment No. 1 Effective Date”) on which each of the following conditions are satisfied or waived by each applicable party:
(a)    The Administrative Agents shall have received executed signature pages to this Amendment from the Required Lenders, Holdings, the Borrowers and each other Credit Party;
(b) (i) The representations and warranties set forth herein shall true and correct in all material respects except that any representation and warranty that is qualified or subject to a “material adverse effect”, “material adverse change” or similar term or qualification is true and correct in all respects) and (ii) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;
(c)    The Borrowers shall have paid to the US Administrative Agent, for the account of each Lender that consents to this Amendment and provides its signature page hereto on or before March 22, 2015, a consent fee (the “Consent Fee”) in an amount equal 0.05% of each such consenting Lender’s Revolving Credit Commitment (it being understood that the Borrowers shall have no obligation to pay the Consent Fee if the Amendment No. 1 Effective Date does not occur); and
(d)    The Borrower shall have paid the reasonable and documented out-of-pocket costs and expenses of the Administrative Agents in connection with this Amendment or for which invoices have been presented at least two Business Days prior to the Amendment No. 1 Effective Date (including the reasonable and documented fees, disbursements and other charges of Paul Hastings LLP as counsel to the US Administrative Agent).
Section 5Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (i.e. a “PDF” or “TIF”) shall be effective as delivery of a manually executed counterpart hereof.
Section 6Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 7WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 8Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 9Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guarantee.
Section 10Severability. The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.
Section 11Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12Effect of Amendment; Reaffirmation of the Credit Parties. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document, and each Credit Party acknowledges and agrees that each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and reaffirmed in all respects and shall continue in full force and effect. Each Credit Party ratifies and reaffirms its obligations under the Credit Documents to which it is party, the Liens granted by it pursuant to the Security Documents, which continue to secure the Obligations, and if such Credit Party is a Guarantor, its guaranty of the Obligations pursuant to the Guarantee. From and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Credit Document shall, unless expressly provided otherwise, refer to the Credit Agreement, as amended by this Amendment. In entering into this Amendment, each Lender has undertaken its own analysis and has not relied on any other Lender in making its decision to enter into this Amendment. This Amendment constitutes a Credit Document.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
ASSOCIATED MATERIALS INCORPORATED, as Holdings

By:	/s/ Scott F. Stephens Name: Scott Stephens Title: Executive Vice President and Chief Financial Officer
ASSOCIATED MATERIALS, LLC, as a US Borrower

By:	/s/ Scott F. Stephens Name: Scott Stephens Title: Executive Vice President and Chief Financial Officer
GENTEK HOLDINGS, LLC, as a US Borrower

By:	/s/ Scott F. Stephens Name: Scott Stephens Title: Executive Vice President and Chief Financial Officer
GENTEK BUILDING PRODUCTS, INC., as a US Borrower

By:	/s/ Scott F. Stephens Name: Scott Stephens Title: Executive Vice President and Chief Financial Officer
ASSOCIATED MATERIALS CANADA LIMITED, as a Canadian Borrower

By:	/s/ David Brown Name: David Brown Title: President, Secretary
GENTEK CANADA HOLDINGS LIMITED, as a Canadian Borrower

By:	/s/ Scott F. Stephens Name: Scott Stephens Title: Executive Vice President and Chief Financial Officer

GENTEK BUILDING PRODUCTS LIMITED PARTNERSHIP, by its general partner GENTEK CANADA HOLDINGS LIMITED, as a Canadian Borrower

By:	/s/ Scott F. Stephens Name: Scott Stephens Title: Executive Vice President and Chief Financial Officer
AMH NEW FINANCE, INC., as a US Guarantor

By:	/s/ Scott F. Stephens Name: Scott Stephens Title: Executive Vice President and Chief Financial Officer

UBS AG, STAMFORD BRANCH, as US Administrative Agent

By:	/s/ Darlene Arias Name: Darlene Arias
Title: Director

By:	/s/ Craig Pearson Name: Craig Pearson
Title: Associate Director
UBS AG, CANADA BRANCH, as Canadian Administrative Agent

By:	/s/ Darlene Arias Name: Darlene Arias
Title: Director

By:	/s/ Craig Pearson Name: Craig Pearson
Title: Associate Director

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias Name: Darlene Arias
Title: Director

By:	/s/ Craig Pearson Name: Craig Pearson
Title: Associate Director

Deutsche Bank AG, New York Branch

By:	/s/ Michael Shannon Name: Michael Shannon
Title: Vice President

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President
Deutsche Bank AG, Canada Branch

By:	/s/ Paul Uffelmann Name: Paul Uffelmann
Title: Vice President

By:	/s/ Daniel Sooley
Name: Daniel Sooley
Title: Chief Operating Officer

SunTrust Bank

By:	/s/ Alex Smith Name: Alex Smith
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Todd Milenius Name: Todd Milenius
Title: Vice President
PNC BANK CANADA BRANCH, as a Lender

By:	/s/ Michael Etienne
Name: Michael Etienne
Title: Senior Vice President

Wells Fargo Capital Finance LLC, as Co-Collateral Agent

By:	/s/ Zachary Stone Buchanan Name: Zachary Stone Buchanan
Title: AVP
Wells Fargo Bank, National Association, as US Letter of Credit Issuer

By:	/s/ Zachary Stone Buchanan Name: Zachary Stone Buchanan
Title: AVP
Wells Fargo Bank, National Association, as Co-Collateral Agent and Canadian Letter of Credit Issuer

By:	/s/ David G. Phillips Name: David G. Phillips
Title: SVP, Credit Officer, Wells Fargo Capital Finance Corporation Canada
Wells Fargo Capital Finance LLC

By:	/s/ Zachary Stone Buchanan Name: Zachary Stone Buchanan
Title: AVP